                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 15, 2002


                          SAKS CREDIT CARD MASTER TRUST
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


        Not Applicable            333-28811-01            Not Applicable
        --------------            ------------            --------------
       (State or Other            (Commission             (IRS Employer
       Jurisdiction of            File Number)          Identification No.)
       Incorporation)

                 140 Industrial Drive, Elmhurst, Illinois, 60126
         --------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (630) 516-8270
                        --------------------------------
              (Registrant's Telephone Number, including Area Code)

Item 5.       Other Events.
------        ------------

         Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of June 2002, to the Series 1997-2 Certificateholders on July 15, 2002.

         Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of June 2002, to the Series 1999-1 Certificateholders on July 15, 2002.

         Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of June 2002, to the Series 2001-2 Certificateholders on June 15, 2002.

Item 7.     Financial Statements, Pro Forma Financial Information, and Exhibits.
------      -------------------------------------------------------------------

         (c)       Exhibits.

                   The following exhibits are filed herewith:

         Exhibit No.         Description
         ----------          -----------

         99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of June 2002

         99.2 Series 1999-1 Monthly Certificateholders' Statement for the month of June 2002

         99.3 Series 2001-2 Monthly Certificateholders' Statement for the month of June 2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SAKS INCORPORATED, as Servicer under the SAKS CREDIT CARD MASTER TRUST
                                  (Registrant)

                                    /s/ Charles J. Hansen
                                  -----------------------------------
                                        Charles J. Hansen
                                        Senior Vice President and
                                        Deputy General Counsel

Date: July 15, 2002

                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
   -------

    99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of June 2002

    99.2 Series 1999-1 Monthly Certificateholders' Statement for the month of June 2002

    99.3 Series 2001-2 Monthly Certificateholders' Statement for the month of June 2002